May 1, 2020
U.S. Equity Index PutWrite Strategy Portfolio
SUMMARY PROSPECTUS
Class I
The Fund is offered to certain life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts (each, a “variable contract”) and to certain qualified pension and other retirement plans (each, a “qualified plan”). Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/amtportfolios/i. You can also get this information at no cost by calling 800-877-9700 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI each dated May 1, 2020 (as each may be amended or supplemented), are incorporated herein by reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund’s annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund’s website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or financial intermediary electronically by following the instructions provided by the insurance company or financial intermediary. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.
GOAL
The Fund seeks long-term growth of capital and income generation.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. These tables do not reflect any fees and expenses charged by your insurance company under your variable contract or by your qualified plan. If the tables did reflect such fees and expenses, the overall expenses would be higher than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75
Distribution and/or shareholder service (12b-1) fees	None
Other expenses[1]	0.44
Acquired fund fees and expenses	0.01
Total annual operating expenses	1.20
Fee waiver and/or expense reimbursement	0.39
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.81
[1]	“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.80% of average net assets. This undertaking lasts until 12/31/2023 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.80% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Expenses	$83	$259	$540	$1,344

U.S. Equity Index PutWrite Strategy Portfolio	May 1, 2020

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio. Pursuant to government regulations, the Fund’s portfolio turnover rate is calculated without regard to most derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The Fund attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the options are written. The Fund’s investments in fixed income instruments may be of any duration, may include variable and floating rate instruments, and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, debt securities issued by corporations or trust entities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The Fund also may invest in money market mutual funds and ETFs.
In a put writing strategy, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price.
The Portfolio Managers will select option investments based on their estimate of current and future market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Managers will evaluate relative option premiums in determining preferred option contract terms, such as strike prices and expiration dates.
At the time of writing (selling) a put option, the aggregate investment exposure, as measured on a notional basis (i.e., the value of the underlying instrument at its strike price), of the options written by the Fund will generally be equal to 100% of the Fund’s total assets. The Fund’s aggregate investment exposure, as measured on a notional basis, may be greater than 100% of the Fund’s total assets from time to time but it will not exceed 125% of its total assets.
The Fund’s fixed income instruments will be primarily investment grade and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options. The Fund considers fixed income instruments to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The premiums received by the Fund for writing options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to partially offset any liabilities the Fund incurs from writing options. Because the Fund will use options to gain exposure to the equity markets, and because options will not require the Fund to deposit the full notional amount of the investment, the Fund will also invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs. Its investments in options generally will not constitute a significant amount of its total assets, however, the aggregate investment exposure of its investments in options, as discussed above, generally will be equal to 100% of its total assets.
While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Managers generally prefer European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. The Fund may purchase and write call options on securities and indices, including writing (selling) both covered (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund may also purchase put options, including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates).
In an effort to achieve its goal, the Fund may engage in active and frequent trading.

U.S. Equity Index PutWrite Strategy Portfolio	May 1, 2020

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity, fixed income and options markets, the Portfolio Managers' evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund's investment strategies. The Fund's use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets' behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers' evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis and valuation.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Additional risks associated with certain types of derivatives are discussed below:
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events, as will the performance of the issuer

U.S. Equity Index PutWrite Strategy Portfolio	May 1, 2020

of the underlying instrument. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.
By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs and may adversely affect the Fund’s performance.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.
Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Market Capitalization Risk. To the extent the Fund gains exposure to securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse

U.S. Equity Index PutWrite Strategy Portfolio	May 1, 2020

investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Some countries, including the U.S., are adopting more protectionist trade policies and moving away from tighter financial industry regulations. The rise in protectionist trade policies, changes to some major international trade agreements and the potential for changes to others, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the current U.S.-China “trade war,” a trend that may continue in the future.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic. Governments and central banks have moved to limit the potential negative economic effects of the COVID-19 pandemic with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives.

U.S. Equity Index PutWrite Strategy Portfolio	May 1, 2020

The impact of the United Kingdom’s (“UK”) vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” is impossible to know for sure until it is more completely implemented. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are subject to negotiation and the political processes of the nations involved. Although the UK formally left the EU on January 31, 2020, the parties are continuing to trade under the established rules while a new agreement is negotiated. The UK government has insisted that this agreement must be completed by December 31, 2020, which may be difficult to achieve. Thus, there is still a possibility that the parties will enter 2021 without a trade agreement, which could be disruptive to the economies of both regions.
Climate Change. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes tied to concerns about climate change could adversely affect the value of certain land and the viability of certain industries.
These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
A summary of the Fund’s additional principal investment risks is as follows:
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets

U.S. Equity Index PutWrite Strategy Portfolio	May 1, 2020

that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other mutual funds to calculate their NAVs. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. The performance information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.
The Fund had a higher management fee and a different goal and principal investment strategies, which included a multi-manager strategy and the use of sub-advisers, prior to May 1, 2017. Its performance prior to that date might have been different if the current management fee, goal, and principal investment strategies had been in effect.
The following performance is that of the Fund’s Class S, which is not offered through this prospectus. Class I would have substantially similar performance to Class S because the classes are invested in the same portfolio of securities. Because Class S has higher expenses than Class I, its performance typically would have been lower than that of Class I.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q1 '19, 6.59%
Worst quarter:    Q4 '18, -9.26%

U.S. Equity Index PutWrite Strategy Portfolio	May 1, 2020

average annual total % returns as of 12/31/19
U.S. Equity Index PutWrite Strategy Portfolio	1 Year	5 Years	Since Inception (05/01/2014)
Class S	15.26	1.57	1.39
42.5% CBOE S&P 500 One-Week PutWrite Index/42.5% CBOE S&P 500 PutWrite Index/7.5% CBOE Russell 2000 One-Week PutWrite Index/7.5% CBOE Russell 2000 PutWrite Index (reflects no deduction for fees, expenses or taxes)	14.01	4.45	4.23
85% S&P 500® Index and 15% Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	30.61	11.22	11.77
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by Derek Devens, CFA, (Managing Director of the Manager) and Rory Ewing (Senior Vice President of the Manager). Mr. Devens joined the firm in 2016 and has managed the Fund since May 2017, and Mr. Ewing joined the firm in 2016 and has been an Associate Portfolio Manager of the Fund since May 2019.
Buying and Selling Shares
The Fund is designed as a funding vehicle for certain variable contracts and qualified plans. Because shares of the Fund are held by the insurance companies or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan administrator for matters involving allocations to the Fund.
When shares of the Fund are bought and sold, the share price is the Fund’s net asset value per share. When shares are bought or sold, the share price will be the next share price calculated after the order has been received in proper form. Shares of the Fund may be purchased or redeemed (sold) on any day the New York Stock Exchange is open.
Tax Information
Distributions made by the Fund to an insurance company separate account or a qualified plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan, ordinarily do not cause the contract holder or plan participant to recognize income or gain for federal income tax purposes. Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to the applicable separate account or qualified plan and the holders of the contracts or plan participants, respectively.
Payments to Financial Intermediaries
Neuberger Berman BD LLC and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker-dealers or other financial intermediaries, for services to current and prospective variable contract owners and qualified plan participants who choose the Fund as an investment option. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Fund over another investment or make the Fund available to their current or prospective variable contract owners and qualified plan participants. Ask your financial intermediary or visit its website for more information.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2020 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-4255
S0058 05/20